UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 1, 2019

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700
Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:

Common units representing limited partner interests	TCP	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Explanatory Note

The sole purpose of this amendment to Current Report on Form 8-K/A (this "Form 8-K/A") is to add Inline eXtensible Business Reporting Language tagging to the cover page of the Current Report on Form 8-K furnished by TC PipeLines, LP to the Securities and Exchange Commission on November 1, 2019. No other changes have been made to the original filing.

Item 7.01 Regulation FD Disclosure.

On November 1, 2019, TC PipeLines, LP (the "Partnership") issued a press release (“Press Release”) announcing that its Gas Transmission Northwest, LLC (GTN) interstate pipeline system will move forward with its GTN XPress project for approximately $335 million. This project will both increase the reliability of existing transportation service and provide up to 250,000 Dth/d of additional firm transportation service on the full path of the GTN system from Kingsgate, Idaho to Malin, Oregon.

Along with TC Energy Corporation’s system expansions upstream, GTN XPress will enhance market access and reliability for growing Western Canadian Sedimentary Basin (WCSB) supplies and allow additional market penetration along GTN’s system in the Pacific Northwest. GTN XPress has been approved by the Board of Directors of TC PipeLines GP, Inc., the Partnership’s general partner (the General Partner), and is expected to be completed through a multi-phase construction process by November 2023. A copy of the Press Release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99	News Release of TC PipeLines, LP, dated November 1, 2019.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP
by: TC PipeLines GP, Inc., its general partner

By:	/s/ Jon Dobson
Jon Dobson
Secretary

Dated: February 5, 2020

EXHIBIT INDEX

Exhibit No.	Description

99	News Release of TC PipeLines, LP, dated November 1, 2019.

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